EXHIBIT 10.4

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this "Agreement") is made and entered into effective as of _______________________, by and between NextFit, Inc., a Nevada corporation (the "Company"), and ____________________________________________, referred to herein as the "Purchaser." The Company and the Purchaser are collectively referred to herein as the "Parties."

RECITALS:

A.

The Purchaser desires to acquire from the Company, and the Company desires to issue to the  Purchaser, a Convertible Promissory Note substantially in the form attached hereto as Exhibit A (the "Note"); and

B.

The Company and the Purchaser further desire to obligate themselves as set forth in this Agreement and to make the representations and warranties set forth in below, respectively, in connection with the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations and warranties herein contained, the Parties agree as follows.

1.

Purchase and Sale of the Note.  Subject to the terms and conditions of this Agreement, at the Closing the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note, which shall be in the aggregate principal amount of $__________________.

2.

The Closing.  The issuance of the Note to the Purchaser shall take place concurrently with the execution of this Agreement at the offices of the Company (which time is referred to herein as the "Closing").  At the Closing, the Company shall deliver to the Purchaser the Note, made payable to the Purchaser in the aggregate principal amount of $______________. The Company acknowledges receipt of $____________ in consideration for the Note.

3.

Representations and Warranties of the Purchaser.

Purchaser hereby represents and warrants to the Company that:

3.1

Organization and Standing.  Purchaser is an individual duly authorized and empowered or a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

3.2

Authorization and Enforceability.  Purchaser has the legal capacity or full power and authority to enter into this Agreement, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

3.3

Purchaser Representations.  The Purchaser hereby represents and warrants to the Company as follows:

3.3.1

The Purchaser is acquiring and will hold the Note for investment for its account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended ("Securities Act").

3.3.2

The Purchaser understands that the Note has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Note must be held indefinitely, unless it is subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.  The Purchaser further acknowledges and understands that the Company is under no obligation to register the Note.

3.3.3

The Purchaser is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations.  The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the forseeable future.

3.3.4

The Purchaser will not sell, transfer or otherwise dispose of the Note in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder, including Rule 144 under the Securities Act.  The Purchaser agrees that it will not dispose of the Note unless and until it has complied with all requirements of this Agreement applicable to the disposition of the Note.

3.3.5

The Purchaser has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to invest in the Note, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Note.

3.3.6

The Purchaser is aware that its investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss.  The Purchaser is able, without impairing its financial condition, to hold the Note for an indefinite period and to suffer a complete loss of its investment in the Note.  The Purchaser understands that an investment in the Note involves a high degree of risk.  The Purchaser is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

4.

Miscellaneous.

4.1

Entire Agreement.  This Agreement and the other documents required to be delivered pursuant hereto constitute the entire understanding and agreement between the parties with regard to the specific subject matter hereof.

4.2

Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.

4.3

Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within the State of Utah.

4.4

Counterparts.  This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

4.5

Notices.  All notices, requests, demands, claims and other communications hereunder shall be in writing.  Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient, as set forth below:

NextFit, Inc.
235 W. Sego Lily Dr., 2nd Floor
Sandy, Utah 84070
Attention: Teri Sundh	Attention:
Fax: (801) 990-1992	Telephone:

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Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, facsimile, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient or receipt is confirmed electronically or by return mail.  Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in any manner herein set forth.

4.6

Attorneys' Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any document or instrument contemplated hereby or referred to herein, the prevailing Party or Parties, as the case may be, shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such Party or Parties may otherwise be entitled.

4.7

Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Parties.

4.8

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision or provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision or provisions were so excluded and shall be enforceable in accordance with its terms.

4.9

Incorporation of Recitals, Exhibits and Schedules.  The above Recitals and all Exhibits and  Schedules identified in or attached to this Agreement are deemed to be incorporated herein by reference and made a part hereof.

4.10

Representation of Company.  The Company hereby represents that it is a corporation validly existing and in good standing under the laws of the State of Nevada and is authorized to execute and deliver this Agreement and the Note.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have executed this Note Purchase Agreement as of the date first above written.

THE COMPANY:

NEXTFIT, INC.

By:

Name:
Its:

PURCHASER:

By:

Name:
Its:

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